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                                                                      Exhibit 11


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated October 27, 1998 in this Registration Statement (Form N1-A No. 333-59745) of ING Funds Trust.



                                        /s/ Ernst & Young LLP
                                        -------------------------------
                                        ERNST & YOUNG LLP


New York, New York
October 27, 1998